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                       Securities and Exchange Commission
                             Washington, D.C. 20549
                          ____________________________



                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 6, 2001


                         GL ENERGY AND EXPLORATION, INC.


             (Exact name of registrant as specified in its charter)


             Delaware                                          000-31032
(State or other jurisdiction of incorporation)           (Commission File No.)


         141 Adelaide Street West, Suite 1004
         Toronto, Ontario, Canada                             M5H-3L5
        (Address of principal executive offices)           (Postal Code)


    Registrant's telephone number, including area code:(416) 777-0477 (x227)



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Item 4. Changes in Registrant's Certifying Accountant

         (a)      Previous independent accountants

                  (i) On December 6, 2001, Simon Krowitz Bolin & Associates, P.A., the independent accountants of GL Energy and Exploration, Inc. ("Registrant"), resigned.

                  (ii) The report of Simon Krowitz Bolin & Associates, P.A. on the 2000 and 1999 financial statements contained no adverse opinion, disclaimer of opinion or modification of the opinion.

                  (iii) The Registrant's Board of Directors participated in and approved the decision to change independent accountants on December 6, 2001.

                  (iv) In connection with its audits for the two most recent fiscal years and review of unaudited financial statements through December 6, 2001, there have been no disagreements with Simon Krowitz Bolin& Associates, P.A. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Simon Krowitz Bolin & Associates, P.A. would have caused them to make reference thereto in their report on the financial statements.

                  (v) During the two most recent fiscal years and through December 6, 2001, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

                  (vi) The Registrant requested that Simon Krowitz Bolin & Associates, P.A. furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as
Exhibit 16.1 to this Form 8-K.

         (b)      New independent accountants

                  The Registrant engaged Malone & Bailey, PLLC as its new independent accountants as of December 6, 2001. During the two most recent fiscal years and through December 6, 2001, the Registrant has not consulted with Malone & Bailey, PLLC regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's consolidated financial statements, and no written report or oral advice was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

Item 7.  Financial Statement and Exhibits

         (c)      Exhibits:

                  16.1 Letter from Simon Krowitz Bolin & Associates, P.A. dated December 6, 2001.

                                    SIGNATURE
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this first amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GL ENERGY AND EXPLORATION INC.



                                            /s/ Mitchell Geisler
                                            -----------------------------
                                            Name: Mitchell Geisler
                                            Title:   President


Date: December 11, 2001